Bankruptcy Settlement	12 Months Ended
Dec. 31, 2015
Bankruptcy Settlement

(3) Bankruptcy Settlement

In July 2014, the Company reached a settlement for outstanding claims it had in bankruptcy proceedings with one of its Korean lessees for amounts past due on billings to that lessee. The Company had previously reserved for all outstanding billings from this customer. The settlement amount was paid for in the stock of and a note payable from the newly organized, post-bankruptcy lessee. The Company negotiated the sale of its rights to the stock and note payable for cash, which was completed on August 21, 2014 for $9,926, $7,855 of which was be attributable to the Company’s owned fleet. Accordingly, a bad debt recovery of $4,958 was recognized for billings included in the Company’s allowance for doubtful accounts and lease rental income of $2,620 and gain on sale of containers, net of $277 were recognized for billings that were not previously recognized by the Company during 2014.